AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC (the "Funds");

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses;

     WHEREAS, in order to reflect a change in the index names, the names of certain Funds have been changed; and

     WHEREAS, in order to reflect the merger of JNL/Mellon Capital Management The DowSM 10 Fund (III) and JNL/Mellon Capital Management The DowSM 10 Fund (V) into JNL/Mellon Capital Management JNL 5 Fund of JNL Variable Fund I LLC, Schedules A and B must be amended and the Sub-Adviser will no longer be providing sub-advisory services to JNL Variable Fund III LLC and JNL Variable Fund V LLC.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 2, 2005, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 2, 2005, attached hereto.

     The parties hereto agree that unless specifically changed pursuant to this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 2nd day of May, 2005.

JACKSON NATIONAL ASSET                      MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                                      CORPORATION


By:  /s/ Andrew B. Hopping                  By:  /s/ Meme Scherr
Name:    ANDREW B. HOPPING                  Name:   Meme Scherr
Title:      PRESIDENT                       Title:  Director, Client Service

                                   SCHEDULE A
                               Dated: May 2, 2005

                                     (Funds)
                              JNL VARIABLE FUND LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund
                JNL/Mellon Capital Management The S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
                     JNL/Mellon Capital Management VIP Fund
               JNL/Mellon Capital Management Value Line(R) 25 Fund
                    JNL/Mellon Capital Management JNL 5 Fund
            JNL/Mellon Capital Management Communications Sector Fund
            JNL/Mellon Capital Management Consumer Brands Sector Fund
               JNL/Mellon Capital Management Financial Sector Fund
              JNL/Mellon Capital Management Healthcare Sector Fund
               JNL/Mellon Capital Management Oil & Gas Sector Fund
              JNL/Mellon Capital Management Technology Sector Fund

                            JNLNY VARIABLE FUND I LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund
                JNL/Mellon Capital Management The S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                      JNL/Mellon Capital Management 25 Fund
               JNL/Mellon Capital Management Select Small-Cap Fund
                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund
               JNL/Mellon Capital Management Value Line(R) 25 Fund

                                   SCHEDULE B
                               Dated: May 2, 2005

                                 (Compensation)

                              JNL VARIABLE FUND LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

              JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                            JNLNY VARIABLE FUND I LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

    ASSETS                                        ANNUAL RATE
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%